Exhibit 10.15

按期申报协议
Timely Reporting Agreement

本按期申报协议 (下称“本协议”)由下列各方于2014年2月19日在中华人民共和国（下称“中国”） 苏州签订：
This Timely Reporting Agreement (this “Agreement”) has been executed by and among the following parties on Feb 19, 2014 in Suzhou, the People’s Republic of China (“China” or the “PRC”):

甲方：	中国商务信贷公司（下称“CCC”），一家依照美国法律设立和存在的公司，地址为：160 Greentree Drive, Suite 101 Dover, Delaware 19904；
Party A:
China Commercial Credit, Inc. (hereinafter “CCC”), an enterprise, organized and existing under the laws of the United States of America, with its registered address at 160 Greentree Drive，Suite 101 Dover, Delaware 19904;

乙方：	苏州普融信息科技有限公司有限公司，一家依照中国法律设立和存在的有限责任公司，地址为：吴江市云梨路1688号。
Party B:	Suzhou Pride Information Technology Co. Ltd. a limited liability company organized and existing under the laws of the PRC, with its address at Wu Jiang City, Yun Li Road 1688.

鉴于：
Whereas:

乙方知晓CCC股票登记在美国证券交易所（“SEC”），其必须向SEC申报各种综合其运营的报告。乙方了解如果CCC未能按期申报报告将对CCC导致重大的损害。
Party B is aware that CCC securities are registered with the US Securities Exchange Commission (“SEC”) and that it must file various reports with the SEC that consolidate CCC with its own operations. Party B acknowledges that CCC’s failure to file timely reports may result in material damages for CCC.

双方特此商定按照以下条款签订本协议。
The Parties hereby have mutually agreed to execute this Agreement upon the following terms.

乙方同意其有义务使CCC接触到其高管及董事人员，并且及时提供CCC需要的全部信息使得CCC可以按要求向SEC申报所有必要的和规定的报告。
Party B agrees that it is obligated to make its officers and directors available to CCC and promptly provide all information required by CCC so that CCC can file all necessary SEC and other regulatory reports as required.

本页其余部分刻意留为空白
The Remainder of this page is intentionally left blank

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本协议并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

甲方：	中国商业信贷公司
Party A:	China Commercial Credit Inc.

签字：
By:	/s/ Qin Huichun
姓名：	秦惠春
Name:	Qin Huichun
职位：	法定代表人
Title:	Legal Reprehensive

乙方：	苏州普融信息科技有限公司
Party B:	Suzhou Pride Information Technology Co. Ltd.

签字：
By:	/s/ Qin Huichun
姓名：	秦惠春
Name:	Qin Huichun
职位：	法定代表人
Title:	Legal Representive